[CBCT BANCSHARES, INC. LETTERHEAD]

October 15, 2001

Dear Fellow Shareholder:

             On behalf of the Board of Directors and management of CBCT Bancshares, Inc., we cordially invite you to attend the special meeting of shareholders. The meeting will be held at 9:00 a.m. local time on Tuesday, November 20, 2001 at the Company's office located at 312 Main Street, Smithville, Texas 78957-2035.

             Shareholders are being asked to consider and vote upon proposals to approve our 2001 Stock Option and Incentive Plan and 2001 Recognition and Retention Plan. The Board of Directors has carefully considered both of these proposals and believes that approval of these plans will enhance our ability to recruit and retain quality directors and management. Accordingly, the Board of Directors unanimously recommends that you vote "FOR" both of the proposals.

            We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

            Your Board of Directors and management are committed to the success of CBCT Bancshares, Inc. and the enhancement of your investment. As Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours, /s/ Brad M. Hurta BRAD M. HURTA Chief Executive Officer

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[CBCT BANCSHARES, INC. LETTERHEAD]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 20, 2001

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of CBCT Bancshares, Inc. will be held as follows:

Time	9:00 a.m. local time

Place	CBCT Bancshares, Inc. Main Office 312 Main Street Smithville, Texas

Items of Business	(1) To adopt the CBCT Bancshares, Inc. 2001 Stock Option and Incentive Plan.
(2) To adopt the CBCT Bancshares, Inc. 2001 Recognition and Retention Plan.
(3) To transact such other business as may properly come before the meeting and any adjournment thereof.

Record Date	Holders of CBCT Bancshares, Inc. common stock of record at the close of business on October 1, 2001, are entitled to vote at the meeting or any adjournment thereof.

Proxy Voting	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card.

Regardless of the number of shares you own, your vote is very important. Please act today.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Brad M. Hurta BRAD M. HURTA Chief Executive Officer

Smithville, Texas
October 15, 2001

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CBCT BANCSHARES, INC.
312 Main Street
Smithville, Texas 78957
(512) 237-2482

______________________________

PROXY STATEMENT
______________________________

SPECIAL MEETING OF SHAREHOLDERS
November 20, 2001

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PROPOSAL II CBCT BANCSHARES, INC. 2001 RECOGNITION AND RETENTION PLAN	10
Purpose	10
Administration of the Recognition and Retention Plan	11
Number of Shares That May Be Awarded	11
Eligibility to Receive Awards	11
Transferability of Awards	11
Terms and Conditions of Awards under the Recognition and Retention Plan	12
Amendment of the Recognition and Retention Plan	12
Federal Income Tax Consequences	12
Awards Under the Recognition and Retention Plan	13
Vote Required for Approval	13

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	14
Director Compensation	14
Executive Compensation	14

OTHER MATTERS	14

ADDITIONAL INFORMATION	14
Proxy Solicitation Costs	14
Shareholder Proposals for 2002 Annual Meeting	14

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CBCT BANCSHARES, INC.
312 Main Street
Smithville, Texas 78957
(512) 237-2482

______________________________

PROXY STATEMENT
______________________________

INTRODUCTION

             The CBCT Bancshares, Inc. board of directors is using this proxy statement to solicit proxies from the holders of common stock of CBCT Bancshares, Inc. for use at the company's upcoming special meeting of shareholders. The special meeting of shareholders will be held on Tuesday, November 20, 2001 at 9:00 a.m. local time, at the main office of the Company located at 312 Main Street, Smithville, Texas. At the meeting, shareholders will be asked to vote on two proposals. The proposals are set forth in the accompanying Notice of Special Meeting of Shareholders and are described in more detail below. Shareholders also will consider any other matters that may properly come before the meeting, although the board of directors knows of no other business to be presented. CBCT Bancshares, Inc. is referred to in this proxy statement from time to time as "CBCT Bancshares" or the "Company."

             By submitting your proxy by executing and returning the enclosed proxy card, you authorize the Company's board of directors to represent you and vote your shares at the meeting in accordance with your instructions. The board of directors also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

             This proxy statement and the accompanying materials are being mailed to shareholders on or about October 15, 2001.

             YOUR PROXY VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

INFORMATION ABOUT THE SPECIAL MEETING

What Is The Purpose of The Special Meeting?

             At the special meeting, shareholders will be asked to vote on the following proposals:

             Proposal 1.      Adoption of the CBCT Bancshares, Inc. 2001 Stock Option and Incentive Plan.

             Proposal 2.      Adoption of the CBCT Bancshares, Inc. 2001 Recognition and Retention Plan.

             The shareholders also will transact any other business that may properly come before the meeting. Members of our management team will be present at the meeting to respond to appropriate questions from shareholders.

Who Is Entitled to Vote?

             The record date for the meeting is October 1, 2001. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. The only class of stock entitled to be voted at the meeting is the CBCT Bancshares common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 281,031 shares of common stock outstanding.

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What If My Shares Are Held in "Street Name" by a Broker?

             If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Under The Nasdaq Stock Market rules, both proposals set forth in this proxy statement are considered "non-discretionary" items and, therefore, your broker may not vote your shares on either proposal without instructions from you. Shares treated as broker non-votes will be included for purposes of calculating the presence of a quorum, which is necessary in order for us to conduct the meeting, but are not otherwise counted as shares entitled to vote on a proposal.

            What If My Shares Are Held in CBCT Bancshares' Employee Stock Ownership Plan?

             We maintain an employee stock ownership plan which owns approximately 8.0 percent of CBCT Bancshares common stock. Employees of CBCT Bancshares and our subsidiary, Community Bank of Central Texas, participate in the employee stock ownership plan. Each participant instructs the trustee of the plan how to vote the shares of common stock allocated to his or her account under the employee stock ownership plan. If a participant properly executes the voting instruction card distributed by the trustee, the trustee will vote the participant's shares in accordance with the instructions. Where properly executed voting instruction cards are returned to the trustee with no specific instruction as how to vote at the special meeting, the trustee will vote the shares "FOR" each of the proposals set forth in this proxy statement. In the event the participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her employee stock ownership plan account, the trustee will vote such shares "FOR" each of the proposals set forth in this proxy statement. The trustee will vote the shares of CBCT Bancshares common stock held in the employee stock ownership plan but not allocated to any participant's account in the same proportion as directed by the participants who directed the trustee as to the manner of voting their allocated shares in the employee stock ownership plan with respect to each such proposal.

            How Many Shares Must Be Present to Hold The Meeting?

             A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

            What If a Quorum Is Not Present at The Meeting?

             If a quorum is not present at the scheduled time of the meeting, the shareholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

How Do I Vote?
  You May Vote by Mail. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

  You May Vote in Person at The Meeting. If you plan to attend the special meeting and wish to vote in person, we will give you a ballot at the special meeting. However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of CBCT Bancshares common stock on October 1, 2001, the record date for voting at the special meeting.

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Can I Change My Vote After I Submit My Proxy?

             Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:
  signing another proxy with a later date;

  giving written notice of the revocation of your proxy to the Secretary of CBCT Bancshares prior to the special meeting; or

  voting in person at the special meeting.
How Does The Board of Directors Recommend I Vote on The Proposals?

             Your board of directors recommends that you vote:
  FOR adoption of the CBCT Bancshares, Inc. 2001 Stock Option and Incentive Plan; and

  FOR adoption of the CBCT Bancshares, Inc. 2001 Recognition and Retention Plan.
What If I Do Not Specify How My Shares Are to Be Voted?

             If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:
  FOR adoption of the CBCT Bancshares, Inc. 2001 Stock Option and Incentive Plan; and

  FOR adoption of the CBCT Bancshares, Inc. 2001 Recognition and Retention Plan.
Will Any Other Business Be Conducted at The Meeting?

             The board of directors knows of no other business that will be presented at the meeting. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How Many Votes Are Required to Approve The Proposals?

             Approval of the CBCT Bancshares, Inc. 2001 Stock Option Plan and the CBCT Bancshares, Inc. 2001 Recognition and Retention Plan requires the affirmative vote of the majority of shares cast, in person or by proxy, at the special meeting by shareholders of CBCT Bancshares common stock.

How Will Abstentions Be Treated?

             If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. In addition, if you abstain from voting on a proposal, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effect as a vote against the proposal.

How Will Broker Non-votes Be Treated?

             Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Consequently, broker non-votes will not be counted in determining the number of shares necessary for approval of the plans and will, therefore, reduce the absolute number, but not the percentage, of the affirmative votes required for approval of these proposals.

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STOCK OWNERSHIP

Stock Ownership of Significant Shareholders, Directors And Executive Officers

             The following table presents information regarding the beneficial ownership of CBCT Bancshares common stock as of October 1, 2001, by:
  those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of CBCT Bancshares;

  each director of CBCT Bancshares;

  each officer of CBCT Bancshares named in the "Summary Compensation Table" appearing below; and

  all of the executive officers and directors of CBCT Bancshares as a group.
             The persons named in the following table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as CBCT Bancshares. An asterisk (*) in the tables indicates that an individual beneficially owns less than one percent of the outstanding common stock of CBCT Bancshares. Beneficial ownership is determined in accordance with the rules of the SEC. As of October 1, there were 281,031 shares of CBCT Bancshares common stock outstanding.

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Name of Beneficial Owner	Beneficial Ownership	Percent of Common Stock Outstanding
Significant Stockholder
Community Bank of Central Texas Employee Stock Ownership Plan(1) 312 Main Street Smithville, Texas 78957-2035	22,482	8.00%
The Baupost Group, L.L.C.(2) Sak Corporation Seth A. Klarman 44 Brattle Street, 5th Floor Cambridge, Massachusetts 02138	26,100	9.29
BVP, LLC(3) 530 S. Whittaker PMB 301 New Buffalo, Michigan 49117	28,000	9.96
Directors and Executive Officers(4)
Mike C. Maney, Director	10,000	3.56
Gordon N. Fowler, Director	8,350	2.97
James A. Cowan, Director	14,000	4.98
Rodney E. Langer, Director	2,500	*
Brad M. Hurta, President and Director	4,193	1.49
Georgina Chronis, Director	150	*
Barry W. Hannath, Director	10,000	3.56
Vernon Richards, Advisory Director	2,400	*
All executive officers and directors as a group (10 persons)	51,893	18.47%

______________
(1)	Represents shares held by the Community Bank of Central Texas Employee Stock Ownership Plan ("ESOP"), 2,248 of which have been allocated to accounts of the ESOP participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to participant accounts. Participants are entitled to instruct the trustee as to the voting of shares allocated to their accounts. For each issue voted upon by the Company's stockholders, the unallocated shares held by the ESOP are voted by the ESOP trustee in the same proportion as the trustee is instructed by participants to vote the allocated shares. Allocated shares as to which the ESOP trustee receives no voting instructions are voted by the trustee in its discretion.

(2)	The information is presented as reported by The Baupost Group, L.L.C. ("Baupost"),SAK Corporation ("SAK") and Seth A. Klarman ("Klarman") in a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on February 14, 2001. Baupost reported sole voting and sole investment power over all 26,100 shares and no shared voting or investment power. SAK and Klarman reported no sole or shared voting or investment powers over the shares reported.

(3)	The information is presented as reported in a Schedule 13G by BVP, LLC on October 19, 2000. BVP LLC reported sole voting and investment power over 28,000 shares and no shared voting or investment power over the shares reported.

(4)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by members of the individual's or group member's family, or held by trusts of which the individual or group member is a trustee or substantial beneficiary, with respect to which shares the individual or group member may be deemed to have sole or shared voting and/or investment powers.

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PROPOSAL I

CBCT BANCSHARES, INC. 2001 STOCK OPTION AND INCENTIVE PLAN

            Purpose

             The purpose of the 2001 Stock option plan is to promote the long-term success of CBCT Bancshares and increase shareholder value by:
  attracting and retaining key employees and directors;

  encouraging directors and key employees to focus on long-range objectives; and

  further linking the interests of directors, officers and employees directly to the interests of the shareholders.

             In furtherance of these objectives, our board of directors has adopted the stock option plan, subject to approval by the shareholders at the special meeting. A summary of the stock option plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the stock option plan, a copy of which is attached to this document as Appendix A.

Administration of The Stock Option Plan

             The stock option plan will be administered by a committee of two or more members, each of whom must be a "non-employee director" and an "outside director," as those terms are defined in the stock option plan. The stock benefit plan committee will:
  select persons to receive options or stock appreciation rights from among the eligible participants;

  determine the types of awards and the number of shares to be awarded to participants;

  set the terms, conditions and provisions of the options or stock appreciation rights consistent with the terms of the stock option plan; and

  establish rules for the administration of the stock option plan.
The committee has the power to interpret the stock option plan and to make all other determinations necessary or advisable for its administration.

             In granting awards under the stock option plan, the committee will consider, among other factors, the position and years of service of the individual, the value of the individual's services to CBCT Bancshares and its subsidiaries and the added responsibilities of these individuals as employees, directors and officers of a public company.

Number of Shares That May Be Awarded

             Under the stock option plan, the committee may grant awards for an aggregate of 28,103 shares of CBCT Bancshares common stock. This amount represents 10.0 percent of the shares sold in our initial public offering in September 2000. These awards may be in the form of (i) options to purchase shares of common stock for cash and/or (ii) stock appreciation rights granting the right to receive the excess of the market value of the shares of common stock represented by the stock appreciation rights on the date exercised over the exercise price. Stock options and stock appreciation rights are sometimes collectively referred to in this proxy statement as "awards."

             The 28,103 shares of CBCT Bancshares common stock available under the stock option plan are subject to adjustment in the event of certain corporate reorganizations. As described in greater detail below, the total number of shares reserved for issuance under the stock option plan may increase over time as a result of the "reload" feature contained in the stock option plan. Awards that expire or are terminated unexercised will be available again for issuance under the stock option plan.

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             The stock option plan provides for the use of authorized but unissued shares or treasury shares. Treasury shares are previously issued and outstanding shares of CBCT Bancshares common stock which are no longer outstanding as a result of having been repurchased or otherwise reacquired by the company. We intend to fund the exercise of stock options with treasury shares to the extent available. To the extent we use authorized but unissued shares, rather than treasury shares, to fund exercise of stock options under the plan, the exercise of stock options will have the effect of diluting the holdings of persons who own our common stock. Assuming all options under the stock option plan are awarded and exercised through the use of authorized but unissued common stock, current shareholders would be diluted by approximately 9.1 percent. Some additional dilution may occur as a result of the stock option plan's "reload" feature, however, we would not expect such additional dilution to be material.

Reload Feature

             The number of shares available for awards under the stock option plan may be increased, from time to time and without shareholder approval, as a result of the plan's "reload" provision. Under the "reload" provision additional shares may be added to the remaining shares available under the plan as follows:
(i)	the cash proceeds received by us from the exercise of stock options granted under the plan may be used to repurchase shares of CBCT Bancshares common stock with an aggregate price no greater than such cash proceeds; and

(ii)	any shares of CBCT Bancshares common stock surrendered to us in payment of the exercise price of stock options granted under the plan will be made available for future awards.

Eligibility to Receive Awards

             The committee may grant options to directors, advisory directors, officers and employees of CBCT Bancshares and its subsidiaries. The committee will select persons to receive options among the eligible participants and determine the number of shares underlying the options to be granted. There are currently 22 individuals who are eligible to receive awards under the stock option plan.

Exercise Price of Awards

             Under the terms of the stock option plan, the committee may grant stock appreciation rights or options to purchase shares of CBCT Bancshares common stock at a price which may not be less than the fair market value of the common stock, as determined by the mean between the closing bid and asked quotations on the over-the-counter Electronic Bulletin Board on the date the award is granted.

Exercisability of Awards And Other Terms And Conditions

             Stock Options. Generally, options under the stock option plan may not be exercised later than 15 years after the grant date. Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the stock option plan may be designated "incentive stock options." Incentive stock options may not be exercised later than ten years after the grant date. Options which are not designated and do not otherwise qualify as incentive stock options in this document are referred to as "non-qualified stock options."

             The committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price with respect to the stock option may be made. Unless otherwise determined by the committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for the lesser of (i) three months following such termination of service or (ii) until the expiration of the stock option by its terms. Upon termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

             Stock Appreciation Rights. The committee may grant stock appreciation rights at any time, whether or not the participant then holds stock options. A stock appreciation right gives the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the

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exercise price. Stock appreciation rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a stock appreciation right, the holder will receive the amount due in cash or shares, or a combination of both, as determined by the committee. Stock appreciation rights may be related to stock options ("tandem stock appreciation rights"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

             Stock appreciation rights will require an expense accrual by CBCT Bancshares each year for the appreciation on the stock appreciation rights which it anticipates will be exercised. The amount of the accrual is dependent upon whether and the extent to which the stock appreciation rights are granted and the amount, if any, by which the market value of the stock appreciation rights exceeds the exercise price.

             Acceleration of Vesting Requirements. The committee has the right to determine the terms and conditions upon which an award shall be granted. Accordingly, the committee may provide in the applicable award agreement, among other provisions not inconsistent with the stock option plan, that upon the occurrence of certain events, such as involuntary termination of an employee, a holder of any unexpired option under the stock option plan will have the right to exercise the option in whole or in part without regard to the date the option would be first exercisable. In addition, the stock option plan provides that upon the occurrence of a change in control of CBCT Bancshares a holder of any unexpired option under the stock option plan will have the right to exercise the option in whole or in part without regard to the date the option would be first exercisable.

Transferability of Awards

             An incentive stock option awarded under the stock option plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance. An award other than an incentive stock option may be transferred during the lifetime of the holder to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the holder's immediate family or to a trust for the benefit of any member of the holder's immediate family.

Effect of Merger on Option or Right

             Upon a merger or other business combination of CBCT Bancshares in which it is not the surviving entity, the stock option plan provides that each holder of an unexpired award will have the right, after consummation of such transaction and during the remaining term of the award, to receive upon exercise of the award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the award, multiplied by the number of shares of common stock with respect to which the award is exercised. This amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in the merger, consolidation or combination, or partly in cash and partly in one or more of the kind or kinds of property, all in the discretion of the committee.

Amendment And Termination

             The stock option plan shall continue in effect for a term of 15 years, after which no further awards may be granted under the stock option plan. The board of directors may at any time amend, suspend or terminate the stock option plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the stock option plan that will (i) increase the aggregate number of securities which may be issued under the plan, except as specifically set forth under the stock option plan, (ii) materially increase the benefits accruing to participants under the stock option plan, (iii) materially change the requirements as to eligibility for participation in the stock option plan, or (iv) change the class of persons eligible to participate in the stock option plan. No amendment, suspension or termination of the stock option plan, however, will impair the rights of any participant, without his or her consent, in any award made under the stock option plan.

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Federal Income Tax Consequences

             Under current federal tax law, the non-qualified stock options granted under the stock option plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to CBCT Bancshares. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by CBCT Bancshares. The optionee's tax basis for the shares is the market value of the shares at the time of exercise.

             Neither the grant nor the exercise of an incentive stock option under the stock option plan will result in any federal tax consequences to either the optionee or CBCT Bancshares. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be taxed as ordinary income and CBCT Bancshares will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

             The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise. CBCT Bancshares will be entitled to a corresponding deduction.

Awards Under The Stock Option Plan

             The following table presents information with respect to the options to purchase CBCT Bancshares common stock granted under the stock option plan. The options are granted to our directors, officers and employees as incentives. Accordingly, we will not receive any cash consideration for the granting of the options. Payment in full of the option exercise price, however, must be made upon exercise of any option. The option awards are subject to approval of the stock option plan by our shareholders. On October 4, 2001, the latest practicable date available prior to mailing this proxy statement, the mean between the closing bid and asked quotations on the over-the-counter Electronic Bulletin Board was $13.65 per share.

CBCT Bancshares, Inc. 2001 Stock Option and Incentive Plan
Name and Position	Dollar Value(1)	Number of Shares
Brad M. Hurta, Chief Executive Officer	$---	7,000
Executive Group (3 persons)	---	15,500
Non-Executive Director Group (7 persons)	---	6,328
Non-Executive Officer Employee Group (5 persons)	---	3,465

(1)	Any value realized will be the difference between the exercise price and the market value upon exercise. Since the exercise price for the options will be set as of the date of shareholder approval, there is no current value.

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             All options reflected in the table above have been granted, subject to shareholder approval of the stock option plan, as follows:
(i)	the exercise price of the stock options will be equal the mean between the closing bid and asked quotations on the over-the-counter Electronic Bulletin Board of CBCT Bancshares common stock on the date of grant.

(ii)	All executive officers granted awards will receive incentive stock options to the maximum extent permitted by law, with the remainder of these options being non-qualified stock options. The non-executive director group will receive non-qualified stock options and the non-executive officer employee group will receive incentive stock options. The incentive stock options have a term of ten years and the non-qualified stock options have a term of 15 years.

(iii)	the stock options will vest in three equal installments with the first installment vesting on the date of shareholder approval of the stock option plan and the additional installments vesting ratably over the next two years on the anniversary of the date of shareholder approval of the stock option plan.

(iv)	the optionees generally may exercise their vested stock options, in whole or in part, at any time prior to, or within three months of, terminating their service with CBCT Bancshares. If the optionee terminates service as a result of a disability, the exercise period is 12 months after termination of service. The exercise periods in the preceding sentences are extended for a 12-month period in the case of death of the optionee during these periods. If an optionee's service is terminated for cause, all of his or her rights under any unexercised options expire immediately upon his or her notice of the termination. Under no circumstances may an option holder exercise an option after the expiration of the option period.

Vote Required For Approval

             The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the stock option plan.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL II

CBCT BANCSHARES, INC. 2001 RECOGNITION AND RETENTION PLAN

Purpose

             The purpose of the recognition and retention plan is to promote the long-term success of CBCT Bancshares and increase shareholder value. The recognition and retention plan is a stock-based compensation plan designed to:
  provide directors, advisory directors, officers and employees with a proprietary interest in CBCT Bancshares in a manner designed to encourage such individuals to remain with the company;

  reward directors, advisory directors, officers and employees for service; and

  further link the interests of directors, officers and employees directly to the interests of the shareholders.
In furtherance of these objectives, our board of directors has adopted the recognition and retention plan, subject to approval by the shareholders at the special meeting. A summary of the recognition and retention plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the recognition and retention plan, a copy of which is attached to this document as Appendix B.

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Administration of The Recognition And Retention Plan

             The recognition and retention plan will be administered by the stock benefit plan committee of CBCT Bancshares. The stock benefit plan committee will:
  select persons to receive stock awards from among the eligible participants;

  determine the number of shares to be awarded to participants;

  set the terms, conditions and provisions of the awards consistent with the terms of the recognition and retention plan; and

  establish rules for the administration of the recognition and retention plan.
The stock benefit plan committee has the power to interpret the recognition and retention plan and to make all other determinations necessary or advisable for its administration.

             In determining to whom and in what amount to grant awards under the recognition and retention plan, the stock benefit plan committee consider the position, responsibilities and years of service of eligible individuals, the value of their services to CBCT Bancshares and its subsidiaries and other factors it deems relevant.

            Number of Shares That May Be Awarded

             Under the recognition and retention plan, the stock benefit plan committee may grant, from time to time, awards for an aggregate of 11,241 shares of CBCT Bancshares common stock, subject to adjustment in the event of certain corporate reorganizations. This amount represents 4.0 percent of the shares sold in our initial public offering in September 2000. Recognition and retention plan awards which are forfeited by a recipient will again be available for issuance under the plan.

             The recognition and retention plan provides for the use of authorized but unissued shares or treasury shares. We intend to fund the issuance of stock under the recognition and retention plan with treasury shares to the extent available. To the extent that treasury shares are not used to fund the issuance of stock under the recognition and retention plan, authorized but unissued shares of common stock will be issued to fund such awards. To the extent we use authorized but unissued shares of CBCT Bancshares common stock, the interests of current shareholders will be diluted. Assuming all recognition and retention plan shares are awarded through the use of authorized but unissued shares of common stock, current shareholders would be diluted by approximately 3.9 percent.

Eligibility to Receive Awards

             The stock benefit plan committee may grant awards of restricted stock to directors, advisory directors, officers and employees of CBCT Bancshares and its subsidiaries. The stock benefit plan committee will select persons to receive stock awards among the eligible participants and determine the number of shares to be granted. There are currently 22 individuals who are eligible to receive stock awards under the recognition and retention plan.

Transferability of Awards

             Awards under the recognition and retention plan generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the holder during the restricted period other than by will, the laws of descent and distribution or pursuant to a domestic relations order.

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Terms And Conditions of Awards Under The Recognition And Retention Plan

             The stock benefit plan committee is authorized to grant awards of common stock to plan participants with the following terms and conditions and with additional terms and conditions not inconsistent with the provisions of the recognition and retention plan:

(i)	the stock benefit plan committee will establish for each participant a restricted period during which, or at the expiration of which, the shares of common stock awarded as restricted stock shall no longer be subject to restriction.

(ii)	the recipient of such shares, as owner, will have all the rights of a shareholder, including the power to vote and the right to receive dividends with respect to the restricted stock. Shares of restricted stock generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

(iii)	the stock benefit plan committee has the right to determine any other terms and conditions, not inconsistent with the recognition and retention plan, upon which a restricted stock award shall be granted. Accordingly, the stock benefit plan committee may provide in the applicable award agreement that upon the occurrence of certain events, such as the involuntary termination of an employee, any restrictions remaining with respect to the shares of stock granted pursuant to the recognition and retention plan will lapse without regard to the date that these restrictions would otherwise lapse and that the shares will no longer be subject to forfeiture by the recipient. In addition, the recognition and retention plan provides that upon the occurrence of a change of control of CBCT Bancshares, any restrictions remaining with respect to the shares of stock granted pursuant to the recognition and retention plan will lapse without regard to the date that these restrictions would otherwise lapse and that the shares will no longer be subject to forfeiture by the recipient.

(iv)	the stock benefit plan committee also has the authority, in its discretion, to accelerate the time at which any or all of the restrictions will lapse with respect to any restricted stock awards, or to remove any or all of such restrictions, whenever it may determine that this action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

Amendment of The Recognition And Retention Plan

             The recognition and retention plan will continue in effect for a term of 15 years, after which no further awards may be granted under the plan. Our board of directors may at any time amend, suspend or terminate the recognition and retention plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the recognition and retention plan that will (i) increase the aggregate number of securities which may be issued under the plan, (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the plan or (iv) change the class of persons eligible to participate in the plan. No amendment, suspension or termination of the recognition and retention plan, however, will impair the rights of any participant, without his or her consent, in any award made pursuant to the recognition and retention plan.

Federal Income Tax Consequences

             Recipients of shares granted under the recognition and retention plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine the fair market value on the date of the grant of the restricted stock. Recipients of shares granted under the recognition and retention plan will also recognize ordinary income equal to their dividend or dividend equivalent payments when these payments are received.

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Awards Under The Recognition And Retention Plan

             The following table presents information with respect to the number of shares of common stock granted by the board of directors under the recognition and retention plan. These awards are subject to approval of the recognition and retention plan by our shareholders at the special meeting. Awards under the recognition and retention plan are granted at no cost to the recipient. The dollar value of the shares set forth in the table below is based on $13.65 per share, the mean between the closing bid and asked quotations on the Over the Counter Electronic Bulletin Board on October 4, 2001, the latest practicable date available prior to mailing this proxy statement. The market price of CBCT Bancshares common stock may fluctuate between the date of this document and the special meeting. Fluctuations in the market price of CBCT Bancshares common stock will result in an increase or decrease in the value of the CBCT Bancshares shares to be received by the individuals listed in the following table.

CBCT Bancshares, Inc. 2001 Recognition and Retention Plan
Name and Position	Dollar Value	Number of Shares
Brad M. Hurta, Chief Executive Officer	$40,950	3,000
Executive Group (3 persons)	82,583	6,050
Non-Executive Director Group (7 persons)	34,494	2,527
Non-Executive Officer Employee Group (9 persons)	21,021	1,540

             All shares of common stock reflected in the table above have been granted subject to shareholder approval of the recognition and retention plan, on the following terms and conditions, as follows:

(i)	the restricted shares will vest in three equal installments with the first installment vesting on the date of shareholder approval of the recognition and retention plan and the additional installments vesting ratably over the next two years on the anniversary of the date of shareholder approval of the recognition and retention plan. Once restricted shares have vested, they are no longer subject to forfeiture or restrictions under the recognition and retention plan.

(ii)	the recipients of the restricted shares, as owner of these shares, will have the power to vote, and the right to receive dividends with respect to, all of the restricted stock granted to them.
(iii)	the restrictions on an individual's restricted stock will automatically lapse and no longer be subject to the risk of forfeiture if the person's services with us are terminated as a result of death, disability or a change in control of CBCT Bancshares. Termination of service for any reason, other than death, disability or a change in control of CBCT Bancshares, will result in the forfeiture of any restricted stock then still subject to restrictions.

Vote Required For Approval

             The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the recognition and retention plan.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

             The members of the Board of Directors of CBCT Bancshares and Community Bank of Central Texas are identical. During fiscal 2000, each director of CBCT Bancshares and Community Bank of Central Texas received $375 for each meeting attended.

Executive Compensation

             The Company has not paid any compensation to its executive officers since its formation. The Company does not anticipate paying any compensation to its officers until it becomes actively involved in the operation or acquisition of a business other than the Bank. The following table summarizes for the years indicated the compensation paid by the Bank to the Chief Executive Officer of the Bank. No Executive Officer received a salary and bonus in excess of $100,000.

		Annual Compensation			Long Term Compensation Awards
Name and Principal Postion	Fiscal Year	Salary	Bonus	Other Annual Compensation ($)(1)	Restricted Stock Award ($)(2)	Options (#)(3)	All Other Compen- Sation

Brad M. Hurta, President and Chief Executive Officer	2000 1999	75,850 44,692(3)	--- ---	--- ---	--- ---	--- ---	--- ---

(1)	This amount does not include personal benefits or perquisites which did not exceed the lesser of $50,000 or 10% of the named individuals' salary and bonus.
(2)	The Company does not currently have any stock option or restricted stock plans.
(3)	Employment began May 27, 1999.

OTHER MATTERS

             The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation Costs

             CBCT Bancshares will pay the costs of soliciting proxies. CBCT Bancshares will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and employees of CBCT Bancshares may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Stockholder Proposals for 2002 Annual Meeting

             If you intend to present a stockholder proposal at the next year's annual meeting, your proposal must be received by the Company at its executive offices, located at 312 Main Street, Smithville, Texas 78957, no later than November 30, 2001 to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company's articles of incorporation and bylaws and Maryland law.

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             To be considered for presentation at the 2002 annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, stockholder proposals must be received by the Company no later than January 26, 2002 and no earlier than December 26, 2001. If, however, the date of the next annual meeting is before March 27, 2002 or after June 25, 2002, proposals must instead be received by the Company no earlier than the 120th day prior to the date of the next annual meeting and no later than the 90th day before the meeting or the tenth day after the day on which notice of the date of the meeting is mailed or public announcement of the date of the meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at that meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the meeting.

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APPENDIX A

CBCT BANCSHARES, INC.
2001 Stock Option and Incentive Plan

             1.   Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Company and its Affiliates.

             2.   Definitions. The following definitions are applicable to the Plan:

             "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

             "Award" -- means the grant by the Committee of an Incentive Stock Option, a NonQualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

             "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

             "Board" -- means the board of directors of the Company.

             "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

             "Code" -- means the Internal Revenue Code of 1986, as amended.

             "Committee" -- means the Committee referred to in Section 3 hereof.

             "Company" -- means CBCT Bancshares, a corporation chartered in the State of Maryland, and any successor thereto.

             "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

             "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing bid and asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

             "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

             "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

             "Participant" -- means any director, advisory director or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

             "Plan" -- means this CBCT Bancshares, Inc. 2001 Stock Option and Incentive Plan.

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             "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

             "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

             "Shares" -- means the shares of common stock of the Company.

             "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Company or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Company or any Affiliate for purposes of any other Award.

             3.   Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

             A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

             4.   Shares Subject to Plan.

                         (a)   Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 28,103, plus (i) the number of Shares repurchased by the Company in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Company from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Company in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

                         (b)   During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 15,000 Shares, subject to adjustment as provided in Section 6.

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             5.   Awards.

                         (a)   Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                                     (i)   Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                                     (ii)   Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

                                     (iii)   Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                                     (iv)   Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Company or its Affiliates.

                                     (v)   Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three months following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

                         (b)   Rights. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

             6.   Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

             7.   Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal

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to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

             8.   Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned corporation (whether in stand alone or mutual holding company form) or for a sale or other disposition of all or substantially all the assets of the Company. If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event. Provided, however, that no Option or Right which has previously been exercised or otherwise terminated shall become exercisable.

             9.   Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

             10.   Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Affiliate.

             11.   Delivery and Registration of Stock. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

             12.   Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Company.

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             13.   Amendment or Termination.

                         (a)   The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

                         (b)   The Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

             14.   Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 13 hereof.

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APPENDIX B

CBCT BANCSHARES, INC.

2001 Recognition and Retention Plan

             1.   Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Company and its Affiliates.

             2.   Definitions. The following definitions are applicable to the Plan:

             "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

             "Award" -- means the grant by the Committee of Restricted Stock, as provided in the Plan.

             "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

             "Board" -- means the board of directors of the Company.

             "Code" -- means the Internal Revenue Code of 1986, as amended.

             "Committee" -- means the Committee referred to in Section 3 hereof.

             "Company" -- means CBCT Bancshares, Inc., a corporation chartered in the State of Maryland, and any successor thereto.

             "Participant" -- means any director, advisory director or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

             "Plan" -- means this CBCT Bancshares, Inc. 2001 Recognition and Retention Plan.

             "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 5 hereof with respect to Restricted Stock awarded under the Plan.

             "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5 hereof.

             "Shares" -- means the shares of common stock of the Company.

             "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, advisory director or employee of the Company or any Affiliate. Service shall not be considered to have ceased in the case of sick leave, military leave or any other leave of absence approved by the Company or any Affiliate or in the case of transfers between payroll locations of the Company or between the Company, its subsidiaries or its successor.

             3.   Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

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             A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

             4.   Shares Subject to Plan. Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 11,241 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

             5.   Terms and Conditions of Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions as the Committee shall determine:

                         (a)   At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the Award Agreement, the Shares awarded as Restricted Stock shall no longer be subject to restriction. Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraph (b) of this Section 5 and Section 6 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends with respect to the Restricted Stock.

                            The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

                         (b)   Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:
The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the CBCT Bancshares, Inc. 2001 Recognition and Retention Plan. Copies of such Plan are on file in the office of the Secretary of CBCT Bancshares, Inc., 312 Main Street, Smithville, Texas 78957-2035.
                         (c)   At the time of any Award, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

                         (d)   Upon the lapse of the Restricted Period, the Company shall redeliver to the Participant (or in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (b) of this Section 5, and the Shares represented by such certificate(s) shall be free of the restrictions imposed pursuant to paragraph (a) of this Section 5.

             6.   Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award, and the certificate(s) or other instruments

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representing or evidencing such Restricted Stock shall be legended and deposited with the Company in the manner provided in Section 5(b) hereof.

             7.   Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 7 shall be deemed a "change in control": (i) any third person including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company. If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse and all Shares awarded hereunder as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. Notwithstanding the above, no Award which has previously been forfeited shall become vested.

             8.   Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant in any instrument evidencing an Award may be assigned, encumbered or transferred other than by will, the laws of descent and distribution or pursuant to a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code.

             9.   Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Affiliate.

             10.   Delivery and Registration of Stock. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

             11.   Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Company shall have the right to require the Participant or other person receiving such Shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

             12.   Amendment or Termination.

                         (a)   The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

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                         (b)   The Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

             13.   Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 12 hereof.

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REVOCABLE PROXY
 CBCT BANCSHARES, INC.
SPECIAL MEETING OF SHAREHOLDERS

November 20, 2001

             The undersigned hereby appoints the Board of Directors of CBCT Bancshares, Inc., and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of CBCT Bancshares, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders, to be held on November 20, 2001 at the main office of CBCT Bancshares, Inc. located at 312 Main Street, Smithville, Texas at 9:00 a.m. local time, and at any and all adjournments thereof, as follows:

I.	Approval of the adoption of the CBCT Bancshares, Inc. 2001 Stock Option and Incentive Plan.
	FOR	AGAINST	ABSTAIN
II.	Approval of the adoption of the CBCT Bancshares, Inc. 2001 Recognition and Retention Plan.
	FOR	AGAINST	ABSTAIN

The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING OR ANY ADJOURNMENT THEREOF, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             This proxy may be revoked at any time before it is voted by delivering to the Secretary of the CBCT Bancshares, Inc. on or before the taking of the vote at the special meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of CBCT Bancshares, Inc.'s common stock, or attending the meeting and voting in person. Attendance at the special meeting will not by itself constitute revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

             The undersigned acknowledges receipt from CBCT Bancshares, Inc., prior to the execution of this proxy, of Notice of the Special Meeting scheduled to be held on November 20, 2001, and proxy statement relating to the business to be addressed at the meeting.

Dated:
PRINT NAME OF STOCKHOLDER
SIGNATURE OF STOCKHOLDER
PRINT NAME OF STOCKHOLDER
SIGNATURE OF STOCKHOLDER
PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE		Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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